                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-12522                13-3714474
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

701 N. Green Valley, Suite 200, Henderson, NV                           89074
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 19, 2005, Empire Resorts,  Inc.  ("Empire"),  Monticello
Raceway  Management,  Inc., the Cayuga Nation of New York (the "Cayuga  Nation")
and the Cayuga Catskill Gaming  Authority  entered into a Letter  Agreement with reference to their existing agreements,  which expire December 31, 2005. The new
Letter Agreement  acknowledges a previous  understanding  under which the Cayuga
Nation  would be able to pursue  another site in the  Catskills  area and Empire would be able to work with the St. Regis  Mohawk Tribe to complete  arrangements for a Native American casino resort at a site adjacent to Monticello Raceway and terminates  arrangements  between  Empire and the Cayuga  Nation with respect to such site. In addition,  the new Letter  Agreement  provides for an extension to
December 31, 2006 and for the parties to, among other things,  (i) work together to  develop  a casino  resort  and  hotel at  another  site,  and (ii)  upon the determination of such site, to revise all other  agreements  entered into at the time of the original letter  agreement to conform to the new site once that site is selected.  A copy of the new Letter  Agreement is attached  hereto as Exhibit
10.1. The new Letter Agreement with the Cayuga Nation was executed by members of the  Cayuga  Nation  Council  who  were the  signatories  to  Empire's  existing agreements with the Cayuga Nation. These and other representatives of the Cayuga
Nation are currently in discussions with the Bureau of Indian Affairs concerning leadership  and federal  recognition  issues  affecting the Cayuga  Nation.  The ability  of  Empire  to  move  forward  with  the  Cayuga  Catskill  Resort,  as contemplated  by Empire's  various  agreements  with the Cayuga  Nation,  may be affected by the actions taken by the Cayuga  Nation to resolve these  leadership and federal recognition matters.

         The foregoing  summary of the new Letter  Agreement does not purport to be complete and is subject to and  qualified in its entirety by reference to the actual text of such  amendment,  a copy of which is  attached  hereto as EXHIBIT
10.1 and incorporated herein by reference.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.                Exhibits
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            10.1        Letter  Agreement  by and among  Empire  Resorts,  Inc.,
                        Monticello Raceway  Management,  Inc., the Cayuga Nation
                        of New York and the Cayuga  Catskill  Gaming  Authority,
                        dated December 19, 2005.

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: December 22, 2005                      By: /s/ Ronald J. Radcliffe
                                                  ------------------------------
                                                  Name: Ronald J. Radcliffe
                                                  Title: Chief Financial Officer